Exhibit 99.1

SolarWindow Director John Rhee to Deliver Keynote Address at Dartmouth College Tuck School of Business Private Equity and Venture Capital Conference

New York, New York; Seoul, South Korea - January 29, 2021 – SolarWindow Technologies, Inc. (Symbol: WNDW), developer of transparent electricity-generating coatings for glass and plastics, is pleased to announce that SolarWindow Director Mr. John Rhee is presenting a keynote address on innovation, renewable energy, and the role SolarWindow can play in climate tech and sustainability in the capital markets.

Mr. Rhee will deliver the keynote address at the Dartmouth College Tuck School of Business Private Equity and Venture Capital Conference Panel on Climate Tech and Sustainability, on Monday, February 1, 2021 at 6pm eastern time.

“I look forward to presenting and engaging with the audience at Tuck’s PE and VC Conference, sharing how SolarWindow innovations can become a sustainable energy solution to a rising demand for electricity.

“SolarWindow has developed LiquidElectricity™ coatings, a next generation renewable energy source which can be applied to glass and plastics to create electricity-generating skyscraper windows, automotive sunroofs, aerospace applications, agrivoltaics, and more,” stated Mr. John Rhee, Director of SolarWindow Technologies, Inc.

Interested analysts, investors, and media representatives are invited to register to participate in the five-day event. Once registered, you will receive a link as well as instructions detailing options to join the meeting.

Link to Register: https://www.tuckpevcconference.com/

In addition to serving as Director, Mr. John Rhee heads the executive leadership of SolarWindow Asia. He is a Founding Partner of a successful social impact investment company, serves on the Investment Committee of the Barbara Bush Foundation, and held the position of Chief Financial Officer of the Nobel Sustainability Trust.

Previously, Mr. Rhee was Executive Director at the SoftBank Alternative Investment and Venture Fund, and today is a global leader in sustainability with a long history of philanthropy.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings that generate electricity when deposited onto glass or plastic. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow coatings and technologies can be applied to generate electricity on building facades, balcony railings, curtain walls, skylights, and shading systems, as well as automotive, truck, marine and aircraft applications, and consumer products and military uses.

SolarWindow operations include: Cooperative Research and Development Agreements with the U.S. Department of Energy’s National Renewable Energy Laboratories in the United States; and, executive management and operations primarily supported by contract partners and service providers, suppliers, and part-time and full-time contract staff, and Advisors in the United States, Canada, and South Korea.

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.